UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 7, 2024

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)/(c)/(d)

On December 7, 2024, the Board of Directors (the “Board”) of PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) appointed current Company President, J. Douglas Schick, to the office of President and Chief Executive Officer (Principal Executive Officer) of the Company, and the Board, with the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mr. Schick as a member of the Company’s Board, each effective January 1, 2025. Mr. Schick will replace current Company Chief Executive Officer (CEO) and Principal Executive Officer, Dr. Simon G. Kukes, in the position of CEO, with Dr. Kukes stepping down as CEO and Principal Executive Officer, and remaining on the Company’s Board of Directors as Executive Chairman, commencing January 1, 2025. Current Chairman of the Board, Mr. John Scelfo will step down as Chairman of the Board effective January 1, 2025, but shall remain on the Board of Directors as an independent director and Chairman of the Audit and Compensation Committees of the Company’s Board of Directors.

Mr. Schick’s biographical information as required by Item 5.2(c) of Form 8-K is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 12, 2024 (the “Proxy Statement”), under the heading “Executive Officers—J. Douglas Schick, President”, and is incorporated by reference herein.

The Company and Mr. Schick entered into an Amendment No. 2 to Offer Letter, dated December 9, 2024 (the “Amendment No. 2”), which provides for the appointment of Mr. Schick to the office of President and Chief Executive Officer, and increases Mr. Schick’s annual base salary to $350,000 in connection with this promotion, all effective January 1, 2025.

There are no arrangements or understandings between Mr. Schick and any other person pursuant to which Mr. Schick was selected to serve as an officer or director of the Company, nor is Mr. Schick a party to any material plan, contract or arrangement (whether or not written) with the Company or a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except in connection with the Offer Letter, as amended to date, between the Company and Mr. Schick dated August 1, 2018, as described in the Proxy Statement under “Executive Compensation—Agreements with Current Named Executive Officers”, the description of which is incorporated by reference herein. There are no family relationships between any director or executive officer of the Company, including Mr. Schick.

It is not expected that Mr. Schick will serve on any committees of the Board.

Prior to Mr. Schick’s appointment to the Board, the Board had increased the number of members of the Board from three (3) to four (4) pursuant to the power provided to the Board by the Bylaws of the Company.

In addition, on December 7, 2024, the Board appointed Jody Crook to the office of Chief Commercial Officer of the Company, effective January 1, 2025. The Company and Mr. Crook entered into an Offer Letter, dated December 8, 2024 (the “Crook Offer Letter”), which provides for the appointment of Mr. Crook to the office of Chief Commercial Officer, effective January 1, 2025, at an annual salary of $280,000, with a discretionary annual cash bonus of up to 40% of his then-current salary, a guaranteed cash bonus of $100,000 payable in January 2025, and, subject to Board approval and the Company’s 2021 Equity Incentive Plan (the “Plan”), the grant of a number of shares of restricted Company Common Stock equal to (x) $250,000 divided by (y) the then-current fair market value of the Company Common Stock as determined under the Plan, vesting 1/3 per year over three years following the date of grant, subject to Mr. Crook’s continued employment with the Company. Mr. Crook is also eligible to receive additional bonuses from time to time, in cash or equity, in the discretion of the Board. The Crook Offer Letter includes customary confidentiality requirements and conflict of interest provisions. The agreement can be terminated at any time, for any reason, by either party, with thirty days prior written notice.

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Jody D. Crook, age 48, Chief Commercial Officer

Mr. Crook has over twenty-five years of experience in the oil and gas industry. Prior to his appointment as Chief Commercial Officer of the Company effective January 1, 2025, Mr. Crook served as a Senior Advisor for Land and Business Development activities for the Company, both as an employee and consultant, since April 2020. Before his tenure at the Company, in 2015 Mr. Crook co-founded Tenet Advisory Group LLC, a Houston-based consulting firm that provides engineering, land, regulatory, and business development services to clients in the oil and gas sector, for which Mr. Crook continues to serve as a principal and provide limited consulting services to, provided that Mr. Crook’s service to Tenant Advisory Group and its clients requires only a minimal time commitment from Mr. Crook and does not conflict with his duties and responsibilities to the Company. Additionally, from 2017 to 2018, Mr. Crook co-founded and served as principal of Bronze Four Resources, LLC, an Austin, Texas-based contract operating company focused on contract drilling, completion, and production operations in the Anadarko basins. Prior to establishing Tenet Advisory Group and Bronze Four Resources, Mr. Crook held various leadership roles at Jones Energy, Ltd., a public oil and gas company in Austin, Texas, from June 2004 to December 2014. His positions included Land Manager, Senior Vice President of Land, Senior Vice President for the Arkoma Region, and Senior Vice President of Acquisitions & Exploration. Mr. Crook began his career in Enron Corp’s Analyst and Associates Program, where he completed rotations in Risk Management and Global LNG from January 2000 to November 2001.

Mr. Crook holds a BBA in Finance & PLM from the University of Oklahoma and an MBA from the University of Texas at Austin.

There are no arrangements or understandings between Mr. Crook and any other person pursuant to which Mr. Crook was selected to serve as an officer of the Company, nor is Mr. Crook a party to any material plan, contract or arrangement (whether or not written) with the Company or a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except in connection with the Crook Offer Letter between the Company and Mr. Crook, discussed above. There are no family relationships between any director or executive officer of the Company, including Mr. Crook.

The foregoing descriptions of the Offer Letter, Amendment No. 2, and Crook Offer Letter do not purport to be complete and are qualified in their entirety by reference to the Offer Letter, as amended, Amendment No. 2 to the Offer Letter, and the Crook Offer Letter, copies of which are filed herewith and/or incorporated by reference herein, as exhibits as Exhibits 10.1 to 10.4 of this Current Report on Form 8-K, and incorporated herein by reference.

Item 8.01 Other Events.

On the December 11, 2024, the Company issued a press release announcing the appointment of Mr. Schick to the office of President and Chief Executive Officer and to the Company’s Board of Directors, the appointment of Dr. Kukes as Executive Chairman of the Board, and the appointment of Mr. Jody Crook as the Company’s new Chief Commercial Officer, among other things. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Offer Letter with J. Douglas Schick as President dated August 1, 2018** (Filed as Exhibit 10.4 to the Current Report on Form 8-K filed by PEDEVCO Corp. with the Securities and Exchange Commission on August 1, 2018, and incorporated by reference herein).

10.2

Amendment No. 1 to Offer Letter, effective April 1, 2020, entered into by and between J. Douglas Schick and PEDEVCO Corp.** (Filed as Exhibit 10.5 to the Current Report on Form 8-K filed by PEDEVCO Corp. with the Securities and Exchange Commission on March 31, 2020, and incorporated by reference herein).

10.3#	Amendment No. 2 to Offer Letter between PEDEVCO Corp. and J. Douglas Schick, dated December 9, 2024**

10.4#	Offer Letter with Jody Crook dated December 8, 2024**

99.1*	Press Release dated December 11, 2024

104	Inline XBRL for the cover page of this Current Report on Form 8-K

# Filed herewith.

* Furnished herewith.

** Indicates management contract or compensatory plan or arrangement.

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The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Forward-Looking Statements

The press release furnished as Exhibit 99.1, to this Current Report on Form 8-K, contains forward-looking statements within the safe harbor provisions under the federal securities laws, including The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company and its subsidiaries to be materially different than those expressed or implied in such statements, as described in greater detail in the press release furnished as Exhibit 99.1. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and the Company’s website at https://www.PEDEVCO.com/ped/sec_filings, and specifically including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: December 11, 2024	By:	/s/ Dr. Simon G. Kukes
Dr. Simon G. Kukes
Chief Executive Officer

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